UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 9, 2015

Charles River Laboratories International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15943	06-1397316
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

251 Ballardvale St., Wilmington, Massachusetts		01887
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-222-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

Charles River Laboratories International, Inc. (the "Company") is filing herewith as Exhibit 23.1 the "Consent of Independent Registered Public Accounting Firm." Although the Company received a properly signed consent prior to filing such consent as an exhibit to the Company's Form 10-K for the year ended December 27, 2014, filed by the Company with the United States Securities and Exchange Commission on February 17, 2015, the filed copy of this consent inadvertently excluded the conformed signature as a result of clerical error.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit. The following exhibit is filed herewith:

Exhibit No. Description

23.1 Consent of Independent Registered Public Accounting Firm

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles River Laboratories International, Inc.

December 9, 2015	By:	Matthew Daniel

Name: Matthew Daniel
Title: Corporate Vice President and Assistant Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

23.23.1	PWC Consent